                                            Certain confidential material
                                            contained in this document
                                            has been omitted and
                                            filed separately with the
                                            Securities and Exchange Commission


                                  EXHIBIT 10.4


                       MANUFACTURING AND SUPPLY AGREEMENT

                                  UNITED STATES



        This MANUFACTURING AND SUPPLY AGREEMENT ("Agreement") is made as of July 31, 1998, by between RENAGEL LLC, a Delaware limited liability company ("Customer") and CIRCA PHARMACEUTICALS, INC., a New York corporation ("Circa").

                                    RECITALS:

A. Circa owns and operates a pharmaceutical manufacturing and packaging facility located at 33 Ralph Avenue, Copiague, New York, and wishes to perform certain manufacturing and packaging services for Customer.

B. Customer requires a manufacturer to perform the following services: compounding, encapsulating, packaging, labeling, analytical and stability testing; and Circa is willing to perform such services for and on behalf of Customer, all subject to the terms and conditions of this Agreement.

        NOW, THEREFORE, in consideration of the promises contained herein and other valuable considerations, and intending to be bound hereby, the parties agree as follows:

1.      DEFINITIONS.

        1.1 DEFINITIONS. As used in this Agreement, the following terms shall have the corresponding meanings set forth below:

               (a)     "FDA" means the U.S. Food and Drug Administration.

               (b) "GMPs" means the current Good Manufacturing Practices promulgated by the FDA.

               (c) "BULK PRODUCT" means sevelamer hydrochloride as described in EXHIBIT A hereto, with such amendments thereto as the parties may from time to time approve in writing.

               (d) "PPI" means the Producer Price Index for finished pharmaceutical preparations, ethical, as published by the Bureau of Labor Statistics of the U.S. Department of Labor.

               (e) "PRODUCTION FACILITY" means the facility of Circa located in Copiague, New York.

               (f) "PRODUCTION PROCEDURES" means the procedures used to compound and encapsulate, the Bulk Product and package the Final Product into bottles conducted in accordance with GMP's and Circa's standard operating procedures as provided to Customer.

               (g) "BULK SPECIFICATIONS" means the specifications for the Bulk Product as described in EXHIBIT A, with such amendments thereto as the parties may from time to time approve.

               (h) "PRODUCT" shall mean collectively, the Bulk Product and the Final Product.

               (i) "FINAL PRODUCT" means the finished product in 403 mg capsule form as described in the Final Specifications and in EXHIBIT B hereto, with such amendments thereto as the parties may from time to time approve in writing.

               (j) "REGULATORY STANDARDS" means (i) the facility license requirements of the FDA and other regulatory agencies applicable to the Production Facility or Circa's production, storage or handling of Bulk Product or Final Product at the Production Facility, and (ii) any standards and regulations of any governmental authority, whether within or outside the United States (including, without limitation, the Environmental Protection Agency, OSHA, the Food and Drug Administration, and state and local authorities), that apply to the Production Facility or Circa's production, storage or handling of Bulk Product or Final Product.

               (k) "TECHNICAL AGREEMENT" means the Technical Agreement for the Commercial Manufacture and Testing of RenaGel(R) Drug Product attached hereto as Exhibit D. The terms and conditions of the Technical Agreement are incorporated herein by reference.

               (l) "FINAL SPECIFICATIONS" means the production and quality control specifications for the Final Product, all as set forth in EXHIBIT B hereto with such amendments thereto as the parties may from time to time approve in writing.

               (m)     "TERRITORY" means the United States.

2.0     TERMS OF ENGAGEMENT.

        2.1 Subject to the provisions of this Agreement, Customer hereby appoints Circa as a non-exclusive manufacturer of the Final Product for the Territory, and Circa hereby accepts such appointment and agrees to act as such non-exclusive manufacturer.

        2.2 Customer agrees that the annual minimum amount of Final Product which Customer is obligated to order and purchase from Circa during each calendar year during the term of this Agreement shall be *********************
******************************************************************************
******************************************************************************
******************************************************************************
******************************************************************************
******************************************************************************
******************************************************************************
******************************************************************************
******************************************************************************
******************************************************************************
******************************************************************************
******************************************************************************
******************************************************

        2.3 For purposes of the Agreement, Customer shall supply, or cause its contract manufacturer to supply, Circa with sufficient quantities of tested and released Bulk Product which meet the Bulk Specifications, the costs of which shall be borne by Customer. All such supplies shall be sent to Circa at Customer's expense, F.O.B. the Production Facility of Circa. All other materials required for the production, labeling and shipping of the Final Product for Customer will be supplied by Circa, and the parties acknowledge that the cost of such materials is included in the batch pricing listed on Exhibit C. Circa agrees that the labels utilized in packaging the Final Product will conform to the label copy provided by Customer.

        2.4 Circa agrees that it will use reasonable commercial efforts to minimize the Bulk Product waste associated with the manufacture of Final Product. Promptly after Circa has completed the manufacture of a total of ten
(10) batches of Final Product, including batches manufactured for validation purposes, the parties shall establish a required Bulk Product to Final Product yield and shall attach such requirements as Exhibit E hereto. Should Circa fail to achieve the required yield, Circa shall be responsible for compensating Customer for the wasted Bulk Product either through a credit on the cost of Final Product, or through reimbursement directly to Customer, at Customer's discretion. In the event that Circa fails to achieve the required yield with respect to more than ***************** of the batches produced during any one period of *

*    Confidential Information omitted and filed separately with the Commission.

*********** such consistent failure shall be considered to be a material breach of this Agreement.

        2.5 Customer shall be invoiced at Circa's out-of-pocket costs for any tooling and materials required for the manufacture, testing and packaging of the Products in accordance with the terms of this Agreement, provided that prior to such purchase, Circa and Customer shall agree in writing on the specifications and cost of any such equipment and materials, and provided further, that Customer shall only be responsible for the cost of tooling and materials that will be used exclusively for the manufacture, testing and packaging of the Products.

        2.6    Prior to the execution of this Agreement, Customer purchased an
*******************************************************************************
*******************************************************************************
purpose of manufacturing Final Product for Customer under the terms of this Agreement. Notwithstanding Circa's use of the ***** Customer shall at all times remain the owner of the ****. Circa shall, at its expense, service and maintain the **** in a manner consistent with the way in which it services and maintains the machinery located at the Production Facility and owned by Circa. At such time as Circa is no longer producing product for Customer under this Agreement, Customer shall have the right to enter the Production Facility and remove the
****.

3.0     MANUFACTURE OF PRODUCT

        3.1 During the term of this Agreement, Circa shall receive Bulk Product from Customer or Customer's contract manufacturer and shall test such Bulk Product for conformance to the Bulk Specifications. Upon acceptance, Circa shall store Bulk Product in accordance with Regulatory Standards. Circa shall complete the testing of Bulk Product within fifty (50) days of its receipt. If Circa determines that the Bulk Product does not conform to the Specifications or if the shipment of Bulk Product contains a quantity of Bulk Product that is less than the reported or expected amount, Circa shall provide written notice to Customer of such defect, nonconformance and/or shortage within fifty-five (55) days of Circa's receipt of the Bulk Product. Simultaneously with the provision of notice to Customer, Circa shall provide written notice of the defect, nonconformance and/or shortage to the Customer's Bulk Product contract manufacturer. Customer shall provide Circa with written instructions regarding the address for such notice.

        3.2 During the term of this Agreement, Circa will manufacture and deliver to Customer the Final Product ordered by Customer pursuant to the terms of this Agreement. All Final Product shall be produced at the Production Facility. All Final Product produced by Circa under this Agreement shall be produced in accordance with


*    Confidential information omitted and filed separately with the Commission.

the Production Procedures, the Final Specifications, GMP's and all other applicable regulatory requirements, and the Technical Agreement.

4.0     FEE PRICE AND PAYMENT TERMS.

        4.1    As set forth in Exhibit C.

        4.2 Beginning on the first anniversary of the initial shipment of the Final Product by Circa and on each such anniversary thereafter, the Fee shall be increased or decreased by the percentage change in *************************
**************************************************************************
***********************************************************************
**************************** For example, ******************************
**************************************************************************
*******************************************************************************
*******************************************************************************
******** for the second year of the term of this Agreement over the price charged in the preceding year.

        4.3 Except as set forth in Section 13.5, payment for each delivery of the Final Product to Customer will be made within thirty (30) days after the date of Circa's invoice, to be rendered concurrently with delivery of the Final Product. All payments required to be paid hereunder shall be made by corporate check or by wire transfer of immediately available funds to the financial institution, account number, and account party's name designated in writing by Circa to Customer at the place of payment.

        4.4 Customer shall reimburse Circa for any federal, state, or local excise or other tax or assessment, which Circa may be required to pay upon the sale, production, transportation, or use of the Product (excluding taxes based on Circa's income or Circa's franchise fees or taxes).

5.0     RESPONSIBILITIES OF CUSTOMER; WARRANTIES.

        5.1 Customer will supply the Bulk Specifications and the Final Specifications and all necessary quality control test specifications for the Product, which must be approved by Circa (which approval will not be unreasonably withheld or delayed).

        5.2 Customer represents that Circa is not required to maintain a dedicated facility for the manufacture of the Product.

        5.3 Circa will be responsible for maintaining, on behalf of Customer, the retention samples of the Final Product required by applicable Regulatory Standards.


*    Confidential information omitted and filed separately with the Commission.

6.0     RESPONSIBILITIES OF CIRCA; WARRANTIES.

        6.1 Circa represents and warrants that the testing of the Bulk Product will conform to the applicable requirement of the Regulatory Standards and that the Bulk Product will be stored and controlled by Circa in accordance with applicable Regulatory Standards.

        6.2 Circa represents and warrants that its production procedures (including the Production Procedures) will conform to the applicable requirements of the Regulatory Standards. Circa warrants that each shipment of the Final Product will conform to the Final Specifications and will be made, stored and controlled by Circa in accordance with applicable Regulatory Standards and the process and procedures contained in the Production Procedures and the Technical Agreement.

        6.3 Circa represents and warrants that the Final Product shall (i) be free from defects in material and workmanship, (ii) not be adulterated or misbranded and (iii) be sold free and clear of any liens, claims or encumbrances, and that the labels obtained by Circa will conform to the label copy provided and approved by Customer.

        6.4 Circa has previously furnished Customer with a copy of its Production Procedures and has identified to Customer the equipment to be used to produce the Final Product. Circa shall not (i) modify the Production Procedures,
(ii) modify any method of manufacturing or testing the Bulk Product or the Final Product, (iii) change or relocate any equipment used in the production of a Product, or (iv) change a vendor for any components or raw materials used in the Final Product, in each case, without obtaining Customer's prior written consent.

        6.5 Customer or its authorized designee will have the right, during Circa's normal hours of operation, to inspect the Production Facility and Circa's records relating to Circa's manufacturing, packaging, and testing of the Product. Circa shall take appropriate actions to adopt reasonable suggestions of Customer to correct any deficiencies identified by such inspection or audit. To supplement this provision, Customer also may arrange, at its cost and expense, to have a Customer employee or other representative located on the premises of the Production Facility participate in the monitoring of Product production, testing and packaging under this Agreement. All information acquired pursuant to the provisions of this paragraph are subject to the requirements of confidentiality as contained in the Confidentiality Agreement of even date herewith.

        6.6 Circa will cooperate with Customer and any governmental authority in evaluating any complaint, claim, or adverse drug reaction report related to the production of a Product, and shall provide information and data and take such other steps as may be appropriate to resolve any identified problems.

        6.7 As may be further discussed in the Technical Agreement, Circa will provide Customer with timely notification of all deviations, notes to file, and other deficiencies that may impact the quality of the Product, as well as all FDA reports regarding testing, manufacture, packaging or labeling of the Product or the Production Facility.

7.0     RECORDS, REGULATORY MATTERS.

        7.1 Circa will maintain complete and accurate records relating to the Product and the manufacture, packaging, and testing thereof for the period required by applicable Regulatory Standards, and Circa shall provide copies thereof to Customer upon Customer's request. Without limiting the generality of the foregoing, Circa shall (i) perform quality assurance and control tests on each lot of Final Product manufactured before delivery and shall prepare and deliver to Customer a written report of the results of such tests, with each report setting forth for each lot delivered the items tested, specifications and results in a certificate of analysis containing the type of information which is required by the Federal Food and Drug Administration ("FDA") and (ii) prepare and maintain for a period of no less than five (5) years and for so long as required under applicable requirements of the FDA for each lot of Final Product manufactured a certificate of manufacturing compliance containing the types of information that is required by the FDA, which certificate will certify that the lot of Final Product was manufactured in accordance with the Final Specifications and GMPs.

        7.2 Circa will supply for each batch of Final Product, including each pilot batch, complete batch production and control records.

        7.3 Circa shall ensure that the Production Facility and the equipment and personnel used to manufacture Product are now, and at the time each batch of Final Product is produced shall be, maintained in a professional and workmanlike manner, consistent with generally accepted industry standards. Circa represents and warrants that (i) the Production Facility is in compliance with all applicable material requirements of the Regulatory Standards, and (ii) there are no pending or uncorrected citations or adverse conditions noted in any inspection of the Production Facility which would cause the Final Product to be misbranded or adultered within the meaning of the Act.

        7.4 In addition to any authorizations required under Section 7.3, Circa has obtained all other licenses, authorizations and approvals required by any federal, state or local governmental authority for the production of the Product, and the Production Facility complies with all laws, rules and regulations applicable to it,

        7.5 Circa shall promptly notify Customer if the FDA or other regulatory authority visits or makes written or oral inquiries about the Production Facility or Circa's procedures to the production, testing, packaging, labeling, storage or handling of a Product. Circa shall furnish Customer, within thirty (30) days after receipt, a copy of any report or correspondence issued by the governmental authority in connection with such visit or inquiry, purged only of confidential information that is unrelated to the Product or the activities under this Agreement.

8.0     TERM.

        8.1 This Agreement shall be effective as of the date hereof and shall continue for ********* from the first shipment of the Final Product in interstate commerce with FDA approval, subject to earlier termination in accordance with the terms hereof. Thereafter it will be automatically renewed for successive one (1) year terms unless terminated by Customer by written notice given no less than *********** before the end of the term or any renewal term hereof.

9.0     DELIVERY.

        9.1 To assist Circa in scheduling production for the manufacture of the Final Product, Customer shall provide to Circa, quarterly, a nine month rolling forecast of its requirements for a Final Product. The first forecast shall be provided by Customer to Circa approximately six months prior to the anticipated market launch of the Final Product, as reasonably estimated by the parties, and thereafter shall be provided to Circa on or before the 20th day of the first month of each successive quarterly period (to forecast the requirements for the next nine succeeding calendar months). It is understood and agreed that all forecasts are estimates only and Customer shall only be bound to purchase the Final Product pursuant to orders submitted by it to Circa. All purchase orders shall be for minimum batch size quantities reasonably agreed by the parties and shall anticipate an order/production/availability cycle of approximately *************.

        9.2 Circa will arrange for shipping and/or transportation for the Final Product from Circa's Production Facility; provided, however, that Customer may provide Circa with specific shipping instructions and direct the use of a specific carrier, and Customer will reimburse Circa for all shipping and related costs. Risk of loss and title to the Final Product shall pass to Customer upon pick-up of the Final Product by, on behalf of, or for the account of Customer at Circa's Production Facility.

10.0    INVENTIONS.

        10.1 Any inventions or discoveries made by Circa in the performance of this



*    Confidential information omitted and filed separately with the Commission.

Agreement that relate exclusively to the Product (including any new use or any change in the method of producing, testing or storing the Product) shall be owned by Customer. Any other invention or discovery made by Circa in the performance of this Agreement shall be owned by Circa, but Customer shall have a nonexclusive, perpetual, nontransferable, paid-up license (with the right to sublicense) to use any such worldwide invention to make or have made the Product. Each party shall execute such instruments as shall be required to evidence or effectuate the other party's ownership of any such inventions, and shall cooperate upon reasonable request (and at the expense of the requesting party) in the prosecution of patents and other intellectual property rights related to any such invention.

11.0    GENERAL INDEMNITIES.

        11.1 Circa will indemnify and hold Customer harmless from any and all liability, damage, loss, cost, or expense (including reasonable attorney's fees) which arise from (i) Circa's breach of any of its agreements, representations, or warranties contained herein, (ii) Circa's negligence or other wrongful conduct as determined by a court of competent jurisdiction or (iii) a claim that the Production Procedures utilized by Circa to manufacture the Final Product infringe a United States patent or any other proprietary rights of any third party. Upon learning of any such claim or suit, Customer shall immediately notify Circa.

        11.2 Customer will indemnify and hold Circa harmless from any and all liability, damage, loss, cost, or expense (including reasonable attorneys' fees) which arise from (i) Customer's breach of any of its agreements, representations, or warrants contained herein, (ii) Customer's negligence or Customer's other wrongful conduct as determined by a court of competent jurisdiction or (iii) a claim (other than a claim that is covered by Section
11.1 (iii) above, that the manufacture of the Product by Circa in accordance with this Agreement infringes a United States patent or any other proprietary rights of any third party. Upon learning of any such claim or suit against it, Circa shall immediately notify Customer.

        11.3 The parties will cooperate with each other in the defense of any claim or action.

        11.4 No indemnifying party hereunder will be liable for any costs associated with the settlement of any claim or action brought against it or the other party unless it has received prior notice of the settlement negotiations and has agreed to the settlement in writing.

12.0    INSURANCE.

        12.1 Each of Circa and Customer (or Customer's Members) shall carry product liability insurance in an amount at least equal to *********** with an insurance carrier reasonably acceptable to the other party, such insurance to be in place at times reasonably acceptable to the parties, but not later than the date of the first commercial sale of a Product. Each party shall promptly furnish the other evidence of the maintenance of the insurance required hereunder and shall name the other as an "additional insured" under such insurance policy. Each party's coverage shall (i) include broad form vendor coverage and such other provisions as are typical in the industry and (ii) name the other party as an additional insured thereunder.

13.0    PRODUCT ACCEPTANCE.

        13.1 Circa shall manufacture the Final Product and make it available for pick up in accordance with all applicable laws, rules and regulations including, without limitation, the Final Specifications and all other applicable requirements of the FDA and other governmental authorities having jurisdiction. All Products shipped to Customer shall be accompanied by quality control certificates of analysis signed by a duly authorized laboratory official of Circa confirming that each batch of Products covered by such certificate meets its release Final Specifications and shall be deemed accepted by it unless Customer, acting reasonably and in good faith, shall give written notice of rejection (hereafter referred to as a "Rejection Notice") to Circa within 35 days after pick up of the Product by, on behalf of, or for the account of Customer at Circa's facility.

        13.2 The Rejection Notice shall state in reasonable detail (sufficient to enable Circa to identify the nature of the problem and the tests or studies to be conducted by or on its behalf to confirm or dispute same) the reason why the Final Product is not acceptable to Customer. If the Final Product meets the applicable provisions of the Final Specifications, has been manufactured in accordance with representations and warranties provided herein is labeled as required by the Customer and is provided in quantities specified in a purchase order, Customer shall not be entitled to reject it. Any Rejection Notice shall be accompanied by copies of all written reports relating to tests, studies or investigations performed to that date by or for Customer on the Final Product batch rejected.

        13.3 Upon receipt of such Rejection Notice, Circa may require Customer to return the rejected Final Product or samples thereof to Circa for further testing, in which event such Final Product or samples thereof as the case may be, shall be returned by Customer to Circa. If it is later determined by the parties or by an independent laboratory or consultant that Customer was not justified in rejecting the Final Product or that Customer was the cause of or was responsible for the problem, Customer shall reimburse


*    Confidential information omitted and filed separately with the Commission.

Circa for the costs of the return, as well as any other costs or expenses incurred by Circa as a result of the rejection or return.

        13.4 Customer's test results or basis for rejection shall be conclusive unless Circa notifies Customer, within 35 days of receipt by Circa of the rejected Final Products or samples that it disagrees with such test results or its responsibility for the problem in question. In the event of such a notice by Circa, representative samples of the batch of the Final Products in question shall be submitted to a mutually acceptable independent laboratory or consultant (if not a laboratory analysis issue) for analysis or review, the costs of which shall be paid by the party that is determined by the independent laboratory or consultant to have been incorrect in its determination of whether the Final Product should be rejected.

        13.5 If any order of Final Product is rejected by Customer, Customer's duty to pay all amounts payable to Circa in respect of the rejected Final Product shall be suspended until such time as it is determined (i) by an independent laboratory or consultant that the Final Products in question should not have been rejected by Customer or (ii) by the parties or by any arbitration conducted pursuant hereto or by a final order of a court of competent jurisdiction (which is not subject to further appeal) that any act or omission of, on behalf of or for which Customer is responsible was the cause of the problem that was the basis for the rejection. If only a portion of an order is rejected, only the duty to pay the amount allocable to such portion shall be suspended.

        13.6 In the event any Final Product is appropriately rejected by Customer, Circa shall replace such Final Product with conforming goods and shall be fully responsible for all costs associated with replacing such Final Product, including the cost of the Bulk Product required to replace the Final Product or, if requested by Customer, shall provide a credit to Customer for the amount, if any, previously paid by Customer to Circa on account of the Final Product in question and for the full cost of replacing the Bulk Product utilized in the manufacture of the Final Product in question, including any wasted Bulk Product. The credit shall be provided by Circa to Customer immediately following the expiration of the period during which Circa may dispute a Rejection Notice as contemplated above (unless the Rejection Notice is disputed by Circa, in which event such credit shall be given only if the dispute is resolved in favor of Customer). Replacement Products, as aforesaid, shall be delivered to Customer at no cost to Customer if Customer has already paid for the rejected Products and not received a credit therefor, as aforesaid. All delivery costs, including insurance, incident to the return of Final Products to Circa and delivery of the replacement Final Products to Customer's order shall be paid by Circa, unless the rejection is determined not to have been appropriately rejected, in which case Customer shall reimburse Circa for the costs of the return, as well as any other costs or expenses incurred by Circa as a result of the rejection or return.

14.0    FORCE MAJEURE.

        14.1 Neither Customer nor Circa shall be in default in the performance of their obligations hereunder to the extent that such performance is delayed or prevented by an act of God, weather conditions, strikes, lockouts, inability to procure labor, materials, or fuels due to shortages, fires, riots, interference by civil or military authorities, or acts of war (declared or undeclared), or any other cause which is beyond the reasonable control of either party; provided however, that should Circa experience a Force Majeure event which results in its inability to perform under this Agreement, Customer's minimum purchase obligations set forth in Section 2.2 shall be waived for the period during which the Force Majeure event continues and the annual minimum purchase obligation shall be adjusted accordingly. Should Circa be unable to perform hereunder due to a Force Majeure event that continues for more than ****************, Customer shall be entitled to terminate this Agreement immediately thereafter.

15.0    TERMINATION.

        15.1 If either party hereto commits a material breach of any of its obligations hereunder, the non-breaching party may, at its option, terminate this Agreement by giving the other party at least sixty (60) days prior written notice of its intent to terminate this Agreement, which notice shall specify the breach and the termination date. Unless the breaching party cures the breach prior to the termination date (or such longer period not to exceed an additional sixty (60) days after the end of the aforementioned 60-day period reasonably necessary to cure such breach, provided that the breaching party is making diligent efforts to cure such breach), the Agreement shall terminate.

        15.2 Notwithstanding the foregoing, (i) if Customer fails to pay any sums owed hereunder within thirty (30) days after Circa has notified Customer that such sums are past due, Circa may terminate this Agreement immediately, and
(ii) if either party should become insolvent or seek relief under any bankruptcy, debtor relief, or similar law or if any proceeding against either party under any such law remains in effect for a period of thirty (30) consecutive days, the other party may terminate this Agreement immediately.

        15.3 Any termination of the Agreement shall not release the parties from any liabilities and obligations accrued as of the date thereof.

        15.4 Sections 10.0, 11.0, 12.0 and this 15.4 and any other provisions required to interpret and enforce the parties' rights and obligations under this Agreement shall survive the termination of this Agreement to the extent required for the full observation and performance of this Agreement by the parties in accordance with its terms.


*    Confidential information omitted and filed separately with the Commission.

16.0    NON-WAIVER OF RIGHTS.

        16.1 Failure by Circa or Customer to enforce the terms and conditions of the Agreement shall not affect or impair such terms or conditions, or the right of Circa or Customer to avail itself of such remedies as it may have for any breach of such terms or conditions under the provisions of this Agreement, in equity or at law.

17.0    NOTICES.

        17.1 Any notice given under this Agreement shall be deemed adequate if made by facsimile (with confirmation of transmission), and certified mail or registered mail, return receipt requested, postage prepaid, or by reputable overnight courier (with evidence of delivery), and addressed as follows:

TO CIRCA:              CIRCA PHARMACEUTICALS, INC.
                       33 Ralph Avenue
                       Copiague, New York 11726-0030
                       Attention: Steven J. Martinez
                       Telephone Number: 516-842-8383
                       Facsimile Number: 516-842-8630

TO CUSTOMER:           RENAGEL LLC.
                       c/o GelTex Pharmaceuticals, Inc.
                       Nine Fourth Avenue
                       Waltham, Massachusetts 02154
                       Attention: Joseph E. Tyler
                       Telephone Number: 781-290-5888
                       Facsimile Number: 781-290-5890


or to such other address as either of the parties shall designate by notice given as herein required.

18.0    AMENDMENTS AND WAIVER.

        18.1 This Agreement cannot be amended in any respect except in writing duly executed by both parties. No waiver of compliance with any provisions or conditions of this Agreement and no approvals provided for in this Agreement shall be effective unless evidenced by a written instrument executed by the party waiving or approving, as applicable.

19.0    ASSIGNMENT.

        19.1 Neither party hereto shall assign this Agreement or any part thereof or any interest herein without the written approval of the other party hereto; however, in the event of a merger, acquisition or sale substantially of all the assets of Customer, the rights and obligations of Customer under this Agreement may be assigned to the survivor or purchaser in the transaction.

20.0    GOVERNING LAW.

        20.1 This Agreement shall be governed by the law of the State of New York, without respect to conflict of law principles.

21.0    ENTIRE AGREEMENT.

        21.1 This writing and the Confidentiality Agreement of even date herewith constitute the entire understanding between the parties and shall supersede any prior agreements between them. Each party acknowledges that there are no other understandings which relate to the matters covered herein or in such Confidentiality Agreement or which are inconsistent with any provisions of the Agreement.

22.0    PARTIES INDEPENDENT.

        22.1 In making and performing this Agreement, the parties act and shall act at all times as independent entities and nothing contained in this Agreement shall be construed or implied to create an agency, partnership or employer and employee relationship between Circa and Customer. Except as specifically provided herein, at no time shall either party make commitments or incur any charges or expenses for or in the name of the other party.

        IN WITNESS WHEREOF, the parties hereto have executed this Agreement in duplicate as of on the date and year written.

                                               CIRCA PHARMACEUTICALS, INC.

                                           By: /s/ Steven J. Martinez
                                               ---------------------------------
                                               Steven J. Martinez
                                               Vice President/General Manager

                                               RENAGEL LLC
                                           By: GELTEX PHARMACEUTICALS, INC.,
                                               Its Member

                                           By: /s/ Mark Skaletsky
                                               ---------------------------------

                                         Name: Mark Skaletsky
                                               ---------------------------------

                                        Title: President
                                               ---------------------------------

                                    EXHIBIT A

                   BULK PRODUCT DESCRIPTION AND SPECIFICATIONS

                                  SEVELAMER HCL

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============================================================================================================
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                                         ***********************************
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         *********
              ******************         *******************                                *******

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******************                       ***********************************                *******

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*********************:                   *******************************                    *******

*************************                ******************************                     ********

********************                     *******************************                    *******

*****************************            ******************************                     ***************

*******************                      *****************************                      ************


*****    ******************************************************************
         *******************************************************************
         *********************************************************************
         ******************************************************************
         **********************************************************************
         ****************************.



*    Confidential information omitted and filed separately with the Commission.

                                   EXHIBIT B

                  FINAL PRODUCT DESCRIPTION AND SPECIFICATIONS

                           RENAGEL(R) 403 MG CAPSULES

****                                     ************                                      *********
=====================================================================================================
**********                                     *******************************
                                               ************************************

***********                                    *******                                     *******

**************                                 ********                                    *******

**************                                 ******************************              *******

*****************                              *****************************
                                               ********************************

*************************************

          ***************                      *********************                       *****

*************************                      **************************                  *******




*    Confidential information omitted and filed separately with the Commission.

                                    EXHIBIT C

                              FEES & PAYMENT TERMS



*************                                                        *********

*     *****************************

               ***************************************************************
               ***************************************************************

*     *****************************************
      **************************

               ***************************************************************
               ***************************************************************



****************

***************************************************************************
***************************************************************************
**************************

******************************************************

*     *************     *********************************************
                        ****************************************************
                        ***********************************************

*     ***********       ******************************************************
                        ****************************************************

*     ************************************************************************
      ************



*    Confidential information omitted and filed separately with the Commission.

                                   EXHIBIT D

                       RENAGEL - CIRCA TECHNICAL AGREEMENT
                  FOR THE COMMERCIAL MANUFACTURING AND TESTING
                           OF RENAGEL(R) DRUG PRODUCT



1.       PURPOSE AND SCOPE

This document serves to define the quality responsibilities and requirements between RenaGel LLC and Circa Pharmaceuticals, Inc. ("Circa") for the commercial production of RenaGel(R) capsules for distribution in the United States. RenaGel LLC and Circa agree that GelTex Pharmaceuticals, Inc. ("GelTex"), a Member of RenaGel LLC, will be responsible for all obligations that would otherwise be assigned to RenaGel LLC, and will be the recipient of all notices Circa agrees to provide hereunder. GelTex, by signature below, acknowledges these obligations and agrees to perform the functions detailed below and agrees to receive notices on behalf of RenaGel LLC. GelTex is the sponsor of the RenaGel NDA, 20-926, in which the chemistry, manufacture, and control of RenaGel capsules is described. Circa is a commercial manufacturer of RenaGel capsules. This document is attached to the Manufacturing and Supply Agreement between RenaGel LLC and Circa and the terms and conditions are incorporated therein by reference.

2.       DEPARTMENTS AFFECTED

Quality Assurance - GelTex                   Quality Assurance - Circa
Operations - GelTex                          Quality Control - Circa
Regulatory Affairs - GelTex                  Operations - Circa
                                             Regulatory Affairs - Circa


3.       RESPONSIBILITY

GelTex is the NDA sponsor and is responsible for the adherence, maintenance and upkeep of the NDA. Circa is a listed manufacturer of RenaGel capsules and is responsible for the manufacture, testing, and packaging of RenaGel capsules in compliance with the NDA. It is the responsibility of the Quality Assurance management at GelTex and Circa, in cooperation with Manufacturing Operations, Quality Control and Regulatory Affairs, to assure compliance with this agreement.

4.       CIRCA PHARMACEUTICALS RESPONSIBILITIES

Circa will follow its own internal Standard Operating Procedures (SOPs) in the fulfillment of its responsibilities. Execution of these responsibilities are in accordance with all pertinent federal regulations and guidelines and the approved RenaGel NDA, 20-926.

4.1.    Production

        - Manufacture and test RenaGel drug product in accordance with GMPs, applicable contracts, approved RenaGel NDA, and any other regulatory filings.

        - Perform a Quality review of every lot of RenaGel drug product and subsequently release or reject the lot in accordance with GMPs.

        - All initial and stability testing of both active ingredient and finished dosage forms and release and retest of inactive components are performed by the Circa Quality Control Department or approved designees as cited in the NDA in accordance with approved specifications and procedures as submitted in the approved RenaGel marketing applications and protocols for RenaGel drug product.

        - To assure that all packaging components are tested and released as per the most current Specifications and Procedures and/or the approved RenaGel marketing applications and Standard Operating Procedures, prior to usage in the packaging of RenaGel drug product.

        - The manufacturing and packaging is to be executed under the most current Master Batch and Packaging Records.

4.2.    Change Control

        Circa Pharmaceuticals will notify GelTex Pharmaceuticals of any proposed change in the manufacturing, testing, or packaging of RenaGel capsules, prior to implementation, which may affect the quality of RenaGel capsules or impact any applicable contracts, the RenaGel NDA, or other RenaGel regulatory filings. Circa Pharmaceuticals will not implement any changes in the manufacturing, testing, or packaging of RenaGel capsules without GelTex Pharmaceuticals' written approval.

        The following require GelTex Pharmaceuticals' approval prior to implementation, modification or deletion including, but not limited to:

        -   Master Batch Formula
        -   Sevelamer Hydrochloride Raw Material Specification and Procedure
        -   In-Process Specification and Procedures
        -   Finished Product Specification and Procedure, RenaGel capsules,
            403 mg
        -   Stability Specification and Procedure, RenaGel capsules, 403 mg
        -   Master Packaging Record: RenaGel Capsules, 403 mg, 60 units
        -   Master Packaging Record: RenaGel Capsules, 403 mg, 200 units
        -   Label Text and Design
        -   Excipient Manufacturers
        -   Outside Laboratories
        -   Packaging and Labeling Manufacturers and Materials
        - Other procedures, processes, and documentation exclusive to RenaGel manufacturing and testing operations...for example:
               - RenaGel Process Validation
               - RenaGel Cleaning Validation
               - Other Operations described in the RenaGel NDA


        The following require GELTEX NOTIFICATION prior to implementation, modification or deletion:

        -   Inactive raw materials specifications and procedures.
        - Circa's facilities and equipment applicable to the manufacturing and testing of RenaGel.


4.3.    Deviations

        Circa Pharmaceuticals will notify GelTex Pharmaceuticals of deviations in the manufacture and testing of RenaGel capsules prior to deciding the outcome of the deviation, unless the nature of the deviation requires immediate determination. If the disposition determination requires immediate action, Circa Pharmaceuticals will notify GelTex Pharmaceuticals as soon as reasonably possible after the deviation has occurred.

4.4.    Regulatory Inspections

        Circa Pharmaceuticals will notify GelTex Pharmaceuticals of any impending inspection by a regulatory agency or unannounced regulatory inspection, which is related to the RenaGel NDA or other RenaGel regulatory documents. Circa Pharmaceuticals will inform GelTex Pharmaceuticals as to the outcome of any regulatory inspection within ten business days.

4.5.    Postmarketing Adverse Events and Complaints

        Circa Pharmaceuticals' representative will notify Genzyme of any product quality complaints pertaining to RenaGel capsules within ten business days. Complaints which may constitute an NDA field alert per 21 CFR
        314.80 will be reported to Genzyme within 48 hours. GelTex Pharmaceuticals is responsible for recalls.

        Circa Pharmaceuticals will notify Genzyme Corporation of any adverse events, serious adverse event within 48 hours.


4.6.    Annual Reports

        Circa Pharmaceuticals will supply to GelTex Pharmaceuticals with annual report data summarizing the manufacture and testing of RenaGel capsules thirty to sixty days prior to the annual RenaGel NDA approval anniversary or other regulatory filing anniversaries.


4.7.    Annual Product Review Report

        The RenaGel specific information necessary for the periodic product quality assessment (at least annually) includes, but is not limited to:

                 -  Investigations
                 -  Deviations
                 -  Out-of-specification results
                 -  QA product disposition
                 -  List of RenaGel Lots Released
                 -  List of RenaGel Lots Rejected
                 -  Product Complaints, and
                 -  Product Stability
                 -  In-Process and Finished Product Data Trends
                 -  Retain Sample Evaluation


4.8.    Summary Documentation and Reports

        Circa Pharmaceuticals shall provide GelTex Pharmaceuticals with documentation specific to the manufacturing, testing and quality review of RenaGel capsules as indicated below prior to distribution of the drug product. Circa shall not release for shipment a lot of RenaGel capsules prior to written approval for GelTex Pharmaceuticals.

        At a minimum, a copy of the following documents shall be provided to GelTex prior to the initial shipment of each lot of RenaGel final product:

        - Quality Control Raw Material Release Report of each lot of sevelamer hydrochloride drug substance, stearic acid, colloidal silicon dioxide, and hard gelatin capsules tested and released for use in the manufacturing of RenaGel drug product.

        -   Quality Control Release Report for each lot of RenaGel drug product.

        -   The executed batch record for every lot of RenaGel drug product.

        - The executed packaging record for every lot of RenaGel drug product(s).

        - Circa's release documentation for manufactured and packaged RenaGel drug product.

        - All investigations, incident reports, anomaly reports associated with the manufacturing, testing, and packaging of every lot of RenaGel.

        The following documents shall be provided to GelTex Pharmaceuticals on a schedule mutually agreed to by Circa Pharmaceuticals and GelTex Pharmaceuticals or on an as needed basis:

        -   Stability Reports


5.       GELTEX PHARMACEUTICALS RESPONSIBILITIES

GelTex Pharmaceuticals and GelTex Pharmaceuticals representatives will follow their own internal Standard Operating Protocols (SOPs) in the fulfillment of its responsibilities. Execution of these responsibilities will be in accordance with all pertinent federal regulations and guidelines and the approved RenaGel NDA, 20-926.

5.1.    Lot Disposition

        GelTex Pharmaceuticals Quality Assurance shall review the RenaGel summary lot file documentation prior to market distribution. Documentation of the sponsor review and disposition will be provided to Circa Pharmaceuticals prior to the shipment of the lot to the designated distributor.

5.2.    Audits

        GelTex Pharmaceuticals and/or a GelTex Pharmaceuticals representative will periodically audit Circa Pharmaceuticals to ensure compliance with this document, cGMPs, RenaGel NDA, and any other RenaGel regulatory filings.


5.3.    Postmarketing Adverse Events and Complaints

        GelTex Pharmaceuticals or a GelTex Pharmaceuticals representative will notify Circa Pharmaceuticals of any product quality complaints pertaining to RenaGel capsules within ten business days.

        Complaints which may constitute an NDA field alert per 21 CFR 314.80 will be reported to Circa within 48 hours. GelTex Pharmaceuticals is responsible for recalls.

        GelTex Pharmaceuticals or a GelTex Pharmaceuticals representative will notify Circa Pharmaceuticals of any adverse events, serious adverse event within 48 hours.


5.4.    Change Control

        GelTex Pharmaceuticals or a GelTex Pharmaceuticals representative will notify Circa Pharmaceuticals prior to implementation of any changes in the RenaGel NDA, other regulatory filings, or commitments made to the regulatory authorities pertaining to the manufacture, testing, and packaging of RenaGel capsules. GelTex Pharmaceuticals will be responsible for notifying of the other regulatory filings, or commitments made to the regulatory authorities pertaining to Circa's manufacture, testing and packaging of control or RenaGel capsules. GelTex Pharmaceuticals will not implement any significant changes in the manufacture and testing of RenaGel capsules without Circa Pharmaceuticals' prior written approval.


5.5.    Postmarketing Regulatory Reporting

        GelTex Pharmaceuticals is responsible for submitting any required postmarketing regulatory reports to the approved RenaGel NDA pertaining to the manufacture, testing, and packaging of RenaGel capsules. Postmarketing RenaGel regulatory reports related to Circa
        Pharmaceuticals' manufacture and testing of RenaGel capsules will be forwarded to Circa Pharmaceuticals.

Acknowledged and agreed to:

GelTex Pharmaceuticals, Inc.


By:  /s/ Mark Skaletsky
     ----------------------------------------------

Its: President
     ----------------------------------------------


Acknowledged and agreed to:

By:
     /s/ [illegible]                                     August 3, 1998
     ----------------------------------------------      -----------------
     GelTex Manufacturing Operations                           Date

     /s/ [illegible]                                     August 3, 1998
     ----------------------------------------------      -----------------
     GelTex Quality Assurance                                  Date

     /s/ [illegible]                                     August 3, 1998
     ----------------------------------------------      -----------------
     GelTex Regulatory Affairs                                 Date

     /s/ [illegible]                                     July 31, 1998
     ----------------------------------------------      -----------------
     Circa Pharmaceuticals, Inc. Regulatory Affairs            Date

     /s/ [illegible]                                     July 31, 1998
     ----------------------------------------------      -----------------
     Circa Pharmaceuticals, Inc. Quality Assurance             Date

     /s/ [illegible]                                     July 29, 1998
     ----------------------------------------------      -----------------
     Circa Pharmaceuticals, Inc. Operations                    Date